UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 12, 2006
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska 68845-4915
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (308) 236-8491

___________________________________________________________
(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

ITEM 8.01. Other Events	3

ITEM 9.01(d) Financial Statements and Exhibits	3

SIGNATURES	4

EXHIBIT INDEX	5

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

The following information is furnished pursuant to Item 5.02 “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.” On December 12, 2006, The Buckle, Inc. issued a press release announcing the appointment of Robert M. Carlberg as Vice-President of Men’s Merchandising effective immediately upon approval from the Board of Directors at its December 11, 2006, meeting.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01. Other Events

The following information is furnished pursuant to Item 8.01 “Other Events.”

On December 12, 2006, The Buckle, Inc. issued a press release announcing that at its quarterly meeting of the Board of Directors, held on December 11, 2006, the Board authorized a $3.00 per share special one-time cash dividend to be paid to shareholders of record at the close of business on December 22, 2006. The one-time cash dividend is payable on January 2, 2007.

The Board also approved a 3-for-2 stock split payable in the form of a stock dividend to shareholders of record at the close of business on January 3, 2007. The additional shares as a result of this split will be issued on or about January 15, 2007. Fractional shares will be paid out in cash to shareholders based upon the fair market value of the Company’s common stock as of the close of business on January 3, 2007, the record date for the stock split.

The Board also authorized a 20 cents per share quarterly dividend payment to be paid to shareholders of record at the close of business on January 15, 2007. The quarterly dividend is payable on January 29, 2007.

The full text of the press release is furnished as Exhibit 99.1 to this report.

On December 13, 2006, The Buckle, Inc. issued a press release announcing that the Board of Directors has revised the distribution date for the above referenced 3-for-2 stock split from January 15, 2007, to January 12, 2007. The record date for the stock split is unchanged. The Buckle, Inc. also announced that the Board has revised the record date for the above referenced 20 cents per share quarterly dividend payment from January 15, 2007, to January 19, 2007. The payment date for the dividend is unchanged.

The full text of the press release is furnished as Exhibit 99.2 to this report.

ITEM 9.01(d). Financial Statements and Exhibits

Exhibit 99.1 Press Release Dated December 12, 2006

Exhibit 99.2 Press Release Dated December 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: December 13, 2006	By:	/s/ KAREN B. RHOADS
Name: Karen B. Rhoads Title: Vice President of Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press Release Dated December 12, 2006

Exhibit 99.2 Press Release Dated December 13, 2006